UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Depository Shares, Each Representing 1/40th Interest in a Share of 6.625% Non-Cumulative Perpetual Preferred Stock, Series E	FCNCN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual Stockholder’s Meeting (the “Annual Meeting”) of First Citizens BancShares, Inc. (the “Company”) was held on May 4, 2026. At the meeting, the Company's stockholders voted on the following proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2026:

•the election of 12 directors for terms of one year each;
•a non-binding, advisory “say-on-pay” resolution to approve compensation paid or provided to the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting;
•a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2026; and
•a stockholder proposal requesting a report on faith-based employee resource groups.

The following tables reflect the final results of the voting at the Annual Meeting. Stockholders elected the 12 nominees for director and approved the “say-on-pay” resolution and the proposal to ratify the appointment of independent accountants. Stockholders did not approve the stockholder proposal requesting a report on faith-based employee resource groups.

ELECTION OF DIRECTORS

Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
Ellen R. Alemany	20,223,175	180,598	4,168,880
Victor E. Bell III	18,004,680	2,399,093	4,168,880
Peter M. Bristow	20,300,672	103,101	4,168,880
Hope H. Bryant	20,254,959	148,814	4,168,880
Dr. Eugene Flood, Jr.	20,332,508	71,265	4,168,880
Frank B. Holding, Jr.	20,274,191	129,582	4,168,880
Robert R. Hoppe	20,305,828	97,945	4,168,880
David G. Leitch	18,078,006	2,325,767	4,168,880
Robert E. Mason IV	18,036,114	2,367,659	4,168,880
Diane E. Morais	20,346,147	57,626	4,168,880
Robert T. Newcomb	17,310,360	3,093,413	4,168,880
R. Mattox Snow III	20,243,116	160,657	4,168,880

“SAY-ON-PAY” RESOLUTION

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory “say-on-pay” resolution to approve compensation paid or provided to the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting	20,022,960	338,804	42,009	4,168,880

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2026	24,565,642	2,455	4,556	0

STOCKHOLDER PROPOSAL REQUESTING A REPORT
ON FAITH-BASED EMPLOYEE RESOURCE GROUPS

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Stockholder proposal requesting a report on faith-based employee resource groups	76,989	20,181,692	145,092	4,168,880

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	May 7, 2026	By:	/s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer